Fair Value Measurements	12 Months Ended
Jan. 31, 2017
Fair Value Disclosures [Abstract]
Fair Value Measurements

(14) Fair Value Measurements

Our estimates of fair value for financial assets and financial liabilities are based on the framework established in the fair value accounting guidance. The framework is based on the inputs used in the valuation, gives the highest priority to quoted prices in active markets and requires that observable inputs be used in the valuations when available. The three levels of the hierarchy are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities.
•

Level 2 – Observable inputs other than those included in Level 1, such as quoted market prices for similar assets and liabilities in active markets or quoted prices for identical assets in inactive markets.

•	Level 3 – Unobservable inputs reflecting our own assumptions and best estimate of what inputs market participants would use in pricing an asset or liability.

Our assessment of the significance of a particular input to the fair value in its entirety requires judgment and considers factors specific to the asset or liability. Our financial instruments held at fair value, are presented below as of January 31, 2017 and 2016:

		Fair Value Measurements
(in thousands)	Carrying Value	Level 1	Level 2	Level 3
January 31, 2017
Financial Assets:
Long-term restricted deposits held at fair value	$5,055	$5,055	$—	$—
Contingent consideration receivable(1)	4,244	—	—	4,244

January 31, 2016
Financial Assets:
Current restricted deposits held at fair value	$3,466	$3,466	$—	$—
Long-term restricted deposits held at fair value	4,252	4,252	—	—
Contingent consideration receivable(1)	4,244	—	—	4,244
(1)

The contingent consideration receivable represents our share in the profits of one of the contracts assumed by the purchaser, as part of the sale of the Geoconstruction business on August 17, 2015. The amount was estimated based on the projected profits of the contract. There have been no changes in the estimated fair value since the closing date of the sale agreement.

Other Financial Instruments

We use the following methods and assumptions in estimating the fair value disclosures for our other financial instruments:

Cash equivalents – The carrying amounts reported in the accompanying Consolidated Balance Sheets approximates their fair values and are classified as Level 1 within the fair value hierarchy.

Short-term and long-term debt, other than the convertible notes – The fair value of debt instruments is classified as Level 2 within the fair value hierarchy and is valued using a market approach based on quoted prices for similar instruments traded in active markets. Where quoted prices are not available, the income approach is used to value these instruments based on the present value of future cash flows discounted at estimated borrowing rates for similar debt instruments or on estimated prices based on current yields for debt issues of similar quality and terms.

Convertible notes – The convertible notes are measured on a non-recurring basis using Level 1 inputs based upon observable quoted prices of the 4.25% Convertible Notes and the 8.0% Convertible Notes.

The following table summarizes the carrying values and estimated fair values of the long-term debt:

	January 31, 2017		January 31, 2016
	Carrying	Fair	Carrying	Fair
(in thousands)	Value	Value	Value	Value
4.25% Convertible Notes	$64,387	$64,705	$61,766	$49,873
8.0% Convertible Notes	97,952	92,156	97,205	92,156

During the fiscal year ended January 31, 2016, we performed an assessment of property and equipment located in Africa and Australia. Based on our assessment, we recorded a charge of approximately $3.9 million to adjust certain property and equipment with a carrying value of $10.4 million to its estimated fair value of $6.5 million. The fair value of the assets was determined primarily using Level 2 inputs that include available third-party quoted prices and appraisals of assets.